EXHIBIT 10.3

R. R. DONNELLEY & SONS COMPANY

APPROVAL

BY

VICE PRESIDENT, COMPENSATION AND EMPLOYEE BENEFITS

ADOPTING

AMENDMENT NUMBER TWO

to the

JANUARY 1, 1989 Restatement

of the

R. R. DONNELLEY & SONS COMPANY

UNFUNDED SUPPLEMENTAL BENEFIT PLAN

Pursuant to Section 3.12 of the By-Laws of R. R. Donnelley & Sons Company (the “Company”) and authority delegated pursuant thereto by the Human Resources Committee of the Board of Directors of the Company, the undersigned Vice President, Compensation and Employee Benefits (the “Vice President”) hereby adopts the document attached hereto entitled “Amendment Number Two to the January 1, 1989 Restatement of the R. R. Donnelley & Sons Company Unfunded Supplemental Benefit Plan.”

Executed by the Vice President this 18 day of April, 2000.

Jack McEnery Vice President, Compensation and Employee Benefits

R. R. DONNELLEY & SONS COMPANY

AMENDMENT NUMBER TWO

to the

January 1, 1989 Restatement

of the

R. R. DONNELLEY & SONS COMPANY

UNFUNDED SUPPLEMENTAL BENEFIT PLAN

Allowing Administrator to Determine Time and Form of Certain Payments

WHEREAS, R. R. Donnelley & Sons Company (the “Company”) maintains for the benefit of certain of its employees and certain employees of its participating subsidiaries the R. R. Donnelley & Sons Company Unfunded Supplemental Benefit Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan to liberalize the circumstances under which the Plan Administrator may direct that a Member will receive a lump sum distribution of his benefit under the Plan; and

WHEREAS, pursuant to Section 10 of the Plan, the Company has the right to amend the Plan.

NOW, THEREFORE, pursuant to the power of amendment in Section 10 of the Plan, effective March 1, 1999, the Plan is hereby amended in the following respects:

1. The proviso in the first sentence of Section 8 is amended by adding the following parenthetical after the term “Member” where such term first appears in such proviso:

(or a person treated as a Member pursuant to the penultimate and the ultimate sentences of this Section 8)

2. A new third sentence is added to Section 8 between the existing second and third sentences which reads as follows:

In the case of a person who has not made an election (a deferred annuitant under the Qualified Plan or a person treated as a deferred annuitant under the Qualified Plan pursuant to the penultimate and the ultimate sentences of this Section 8), the form of payment and commencement date of the Member’s benefit shall be determined by the Plan Administrator in his or her sole discretion.

3. The ultimate sentence of Section 8 is hereby amended by deleting the word “not” where it appears therein and replacing it with “such person may or may not be”.